CLASS	TICKER	CUSIP
Investor	RDPIX	74318A-224
Service	RDPSX	74318A-216

DECEMBER 1, 2009

Summary Prospectus	Investor and Service Class Shares

This summary prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s full prospectus, which contains more information about the Fund and its risks. The Fund’s full prospectus and statement of additional information, both dated December 1, 2009, and most recent annual report to shareholders, dated July 31, 2009, are all incorporated by reference into this Summary Prospectus. All this information may be obtained at no cost either: online at profunds.com/profundsinfo; by calling 888-PRO-3637 (888-776-3637) (financial professionals should call 888-PRO-5717 (888-776-5717)); or by sending an e-mail request to info@profunds.com.

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Your information will be kept confidential and will not be used for any purpose other than electronic delivery. If you change your mind, you can cancel electronic delivery at any time and revert to physical delivery of your materials. Just go to www.icsdelivery.com, perform the first three steps above, and follow the instructions for cancelling electronic delivery. If you have any questions, please contact your brokerage firm.

FUND NUMBERS :: Investor Class 112 :: Service Class 142 ::	Rising U.S. Dollar ProFund ::	3

Important Information About the Fund

The Rising U.S. Dollar ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from the return of the U.S. Dollar Index® (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to the daily performance of the U.S. Dollar Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	0.95%	0.95%

Total Annual Fund Operating Expenses	1.70%	2.70%

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$173	$536	$923	$2,009
Service Class	$273	$838	$1,430	$3,032

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) believes, in combination, should have similar daily return characteristics as the daily return of the Index. The Index is a geometric trade-weighted average of the U.S. Dollar’s value against a basket of six major world currencies. Those currencies and their weightings are: Euro 57.6%, Japanese Yen 13.6%, British Pound 11.9%, Canadian Dollar 9.1%; Swedish Krona 4.2% and Swiss Franc 3.6%. These weightings are currently fixed. Assets of the Fund not invested in derivatives will typically be held in money market instruments.

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Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in debt in order to gain leveraged exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

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Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be decreased.

4	:: Rising U.S. Dollar ProFund ::	TICKERS :: Investor Class RDPIX :: Service Class RDPSX

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the index performance, before accounting for fees and fund expenses.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Debt Instrument Risk — The Fund may invest in, or seek exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates, credit risk and other factors. Typically, the value of outstanding debt instruments falls when interest rates rise. Debt instruments with longer maturities may fluctuate more in response to interest rate changes than instruments with shorter maturities. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security will repay principal prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates. In addition, changes in the credit quality of the issuer of a debt instrument can also affect the price of a debt instrument, as can an issuer’s default on its payment obligations. Such factors may cause the value of an investment in the Fund to decrease. Also, the securities of certain U.S. government agencies, authorities or instrumentalities in which the Fund may invest are neither issued by nor guaranteed as to principal and interest by the U.S. government, and may be exposed to credit risk.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Exposure to Foreign Currency Risk — Investments denominated in foreign currencies are exposed to risk factors in addition to investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate. A U.S. dollar investment in Depositary Receipts or shares of foreign issuers traded on U.S. exchanges is subject to foreign currency risk.

Exposure to Foreign Investments Risk — Exposure to securities of foreign issuers provides the Fund with increased risk. Various factors related to foreign investments may negatively impact the Index’s performance, such as: i) fluctuations in the value of local foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; and x) less certain legal systems in which the Fund might encounter difficulties or be unable to pursue legal remedies.

Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case for U.S. securities.

Interest Rate Risk — Interest rate risk is the risk that debt securities or certain financial instruments may fluctuate in value due to changes in interest rates. Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. The value of securities with longer maturities may fluctuate more in response to interest rate changes than securities with shorter maturities.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying index.

Market Risk — The Fund is subject to market risks that will affect the value of its shares, including adverse issuer, political, regulatory, market or economic developments, as well as developments that impact specific economic sectors, industries or segments of the market.

FUND NUMBERS :: Investor Class 112 :: Service Class 142 ::	Rising U.S. Dollar ProFund ::	5

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisor determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political or regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Tax Risk — As a regulated investment company (“RIC”), the Fund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income” under the Internal Revenue Code of 1986, as amended. The Fund currently intends to take positions in financial instruments, including forward currency contracts, that, in combination, have daily return characteristics similar to those of the U.S. Dollar Index, or similar to the inverse of such index’s daily return characteristics. Although foreign currency gains currently constitute qualifying income, the Treasury Department has the authority to issue regulations excluding from the definition of “qualifying income” a RIC’s foreign currency gains not “directly related” to its “principal business” of investing in stock or securities (or options and futures with respect thereto). Such regulations might treat gains from some of the Fund’s foreign currency-denominated positions as excluded from constituting qualifying income, and there is a remote possibility that such regulations might be applied retroactively, in which case the Fund might not qualify as a RIC for one or more years. Please see the Statement of Additional Information for more information on the qualifying income requirement.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 9/30/2008): 8.99%;

Worst Quarter (ended 3/31/2008): -6.09%.

The Fund’s total return for the nine months ended September 30, 2009, was -8.52%.

Average Annual Total Returns

as of December 31, 2008

	One Year	Since Inception	Inception Date
Investor Class Shares			02/17/05
– Before Taxes	4.24%	1.60%
– After Taxes on Distributions	4.24%	0.88%
– After Taxes on Distributions and Sale of Shares	2.77%	0.95%
Service Class Shares	3.19%	0.63%	02/17/05
S&P 500® Index	-36.99%	-5.22%
U.S. Dollar Index	5.98%	-0.70%

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since April 2000	Director of Portfolio Management

Jeffrey Ploshnik	Since February 2001	Senior Portfolio Manager

6	:: Rising U.S. Dollar ProFund ::	TICKERS :: Investor Class RDPIX :: Service Class RDPSX

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

P.O. Box 182800

Columbus, OH 43218-2800

ProFunds®

Post Office Mailing Address for Investments

P.O. Box 182800

Columbus, OH 43218-2800

Phone Numbers

For Financial Professionals: (888) PRO-5717 (888) 776-5717

For All Others: (888) PRO-FNDS (888) 776-3637 Or: (614) 470-8122

Fax Number: (800) 782-4797

Website Address: profunds.com

Investment Company Act File No. 811-08239	RDP-DEC09